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                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "AGREEMENT") is made as of August 6, 2001, by and among (i) Great Western Land and Recreation, Inc., a Delaware corporation (the "COMPANY"), and (ii) Amortibanc Management, L.C., a Texas limited liability company (the "INVESTOR"). The Company and the Investor are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

     The Parties agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Agreement, the following terms have the indicated meanings:

     "COMMON STOCK" means the Company's Common Stock, $0.001 par value per share.

     "DEMAND REGISTRATION" has the meaning set forth in Section 2.1 hereof.

     "HOLDER(S)" means the holder(s) of Registrable Securities.

     "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, or successor statute (the "SECURITIES ACT"), and the declaration or ordering of effectiveness of such registration statement or document.

     "REGISTRABLE SECURITIES" means (i) any Common Stock of the Company which has been issued to the Investor pursuant to the Contribution Agreement dated the date hereof among the Company, (ii) 14,827,175 shares of Common Stock issuable upon exercise of the Warrant dated the date hereof issued to the Investor by the Company, and (iii) any Common Stock issued or issuable with respect to such Common Stock by way of a dividend, split, or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization; provided however, that with respect to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement, (ii) such securities are sold in compliance with paragraph (d) of Rule 145 or (iii) such securities are sold to the public in accordance with Rule 144. For purposes of this Agreement, a person shall be deemed to be a holder of Registrable Securities whenever such person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

SECTION 2. REGISTRATION RIGHTS.

     2.1  DEMAND REGISTRATIONS
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          (a)  REQUESTS FOR REGISTRATION. At any time following six months after the closing of the transactions contemplated by the Merger Agreement dated as of August 6, 2001 among the Company, GWLAR, Inc., GWLR, LLC and quepasa.com, inc. (the "MERGER AGREEMENT"), one or more Holders may request registration under the Securities Act of all or part of their Registrable Securities with an aggregate fair market value of no less than $2,000,000 on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS") or on Form S-3 or any similar short-form registration, if available ("SHORT-FORM REGISTRATIONS"). Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Only one Long-Form Registration and an unlimited number of Short-Form Registrations may be demanded pursuant to this section (each, a "DEMAND REGISTRATION"). A registration shall not be treated as a Demand Registration unless the holders of Registrable Securities are able to include, in accordance with the following provisions, at least 75% of the Registrable Securities requested to be included in such registration and until (i) the applicable registration statement under the Securities Act (the "REGISTRATION STATEMENT") has been filed with the Securities and Exchange Commission (the "SEC") with respect to such Demand Registration and been declared effective and
(ii) such Registration Statement shall have been maintained continuously effective for a period of at least 120 days or such shorter period when all Registrable Securities included therein have been sold thereunder in accordance with the manner of distribution set forth in such registration statement. The Company may postpone for up to six months the filing or the effectiveness (which may include the withdrawal of an effective registration statement) of a Registration Statement pursuant to this Section 2.1 if the Company's board of directors reasonably determines in its good faith judgment that, because of the existence of any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition or financing activity (other than in the ordinary course of business) or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company, it would be materially disadvantageous to the Company for such a Registration Statement to be maintained effective, or to be filed and become effective. The Company may include in a Demand Registration any securities that are not Registrable Securities. If the holders of a majority of the Registrable Securities sought to be registered in a Demand Registration request that such Demand Registration be an underwritten offering, then the Company shall select a nationally recognized underwriter or underwriters to manage and administer such offering, such underwriter or underwriters, as the case may be, to be subject to the reasonable approval of holders of a majority of the Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriter determines and advises in writing that the inclusion of all the Registrable Securities and other securities proposed to be included in the underwritten public offering would interfere with the successful marketing of such Registrable Securities, then the number of such Registrable Securities that the managing underwriter believes may be sold in such underwritten public offering shall be allocated for inclusion in the Registration Statement in the following order of priority: (i) Registrable Securities being offered by the Holders, on a

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PRO RATA basis, based upon the number of Registrable Securities sought to be registered by each such Holder; and (ii) other securities sought to be included in the Demand Registration.

     2.2  PIGGYBACK REGISTRATION.

          (a) GENERAL. In the event that the Company proposes to register any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities entitled to so request, on any form (other than Form S-4 or Form S-8) that would legally permit the inclusion of Registrable Securities, the Company shall give the Holder written notice thereof as soon as practicable but in no event less than 30 days prior to the filing of such registration, and shall provide the Holder an opportunity to include in such registration all Registrable Securities requested by the Holder in writing to be included therein, subject to the limitations set forth in this
Section 2.2. If the Holder chooses to include in any such registration statement all or any part of the Registrable Securities it holds, the Holder shall, within 10 days after the above-described notice from the Company so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (b) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, the Company and its underwriters reserve the right to reduce the number of shares that may be included in the underwriting based upon a good faith determination that marketing factors require a limitation of the number of shares to be underwritten. Upon such a determination, the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant to this Agreement and the Company shall allocated the number of shares of Registrable Securities requested to be included in the registration in the following order of priority: (i) Registrable Securities being offered by the Holders, on a PRO RATA basis, based upon the number of Registrable Securities sought to be registered by each such Holder; and (ii) other securities sought to be included in the Demand Registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten business days prior to the effective date of the registration statement.

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     2.3  COSTS OF REGISTRATION. The Company shall bear the costs of each registration in which any Holder participates pursuant to Sections 2.1 and 2.2, including the reasonable fees and expenses of one firm of counsel for the participating Holder, but excluding any underwriting discounts or commissions on the sale of Registrable Securities. The Company's liability for the one special counsel shall be not exceed $15,000 per registration, including registrations that for any reason do not become effective and regardless of whether any Registrable Securities are sold or not.

     2.4  HOLDBACKS.

          (a) The Holder agrees, upon request by the Company in connection with any underwritten public offering, to execute a customary "holdback" agreement in the form requested by the managing underwriter for such offering, for a period not to exceed 180 days following the effective date of the registration statement.

          (b) Subject to the last sentence of this Section 2.4(b), each Holder agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the ten days prior to and 75 day period beginning on the effective date of any underwritten public offering of Common Stock for the account of the Company or for the account of others, in each case which is not in violation of Section 2.4(b) below (except as part of such underwritten registration, if permitted by Section 2.2 or otherwise permitted), unless the underwriters managing the registered public offering otherwise agree and such sale or distribution otherwise complies with Regulation M of the Securities Exchange Act.

          (c) The Company agrees not to file or cause to be effected any registration of or effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, whether for its own account or for the account of others, during the ten days prior to and the 75 day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration, if otherwise permitted, or pursuant to registration on Form S-4 (but not with respect to resales), Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

          (d) Notwithstanding the foregoing, neither the Holders nor the Company will be subject to the foregoing holdbacks for any period or periods in the aggregate that are in excess of 150 days during any 365 day period.

     2.5 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under Sections 2.1 and 2.2 shall terminate and be of no further force and effect twelve years after the date of the closing of the transactions contemplated by the Merger Agreement.

     2.6 TRANSFERABILITY OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be transferred by a Holder to a transferee that holds at least 25% of the Registrable Securities; PROVIDED HOWEVER, that (i) the transferor shall, within 10 days after such transfer, furnish to the Company a written notice of the

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name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     2.7 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public pursuant to a registration on Form S-3 or without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Holder, so long as accurate and so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (or any successor form that provides for short-form registration) (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

SECTION 3. OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     3.1 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times required for such Registration Statement under this Agreement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of said period.

     3.2 The Company shall furnish to each Holder whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and

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prospectus and each amendment or supplement thereto, and, in the case of a
Registration Statement referred to in Section 2.1 or 2.2 each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities covered by the Registration Statement that are owned (or to be owned) by such Holder. All correspondence to or from the SEC or its staff shall, subject to applicable law and legal process, be kept confidential by the Holders.

     3.3 The Company shall use reasonable efforts to (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Holder who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,
(iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.4 In the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     3.5 As soon as practicable after becoming aware of such event, the Company shall notify each Holder of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as practicable to prepare a supplement or amendment to (and, in the event of an amendment, obtain the effectiveness thereof) the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

     3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, to

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obtain the withdrawal of such order at the earliest practicable time and to notify each Holder who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     3.8 The Company shall permit a single firm of counsel designated by the Holders to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably and timely objects.

     3.9 The Company shall make generally available to its security holders as soon as practical an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12 month period beginning not later than the first day of the Company's fiscal quarter next following the effective date (as defined in said Rule 158) of the Registration Statement.

     3.10 At the request of any Holder, use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, or in the event there is no underwriter, to the selling shareholders, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

     3.11 The Company shall make available for inspection by (i) one Holder who or which has been designated by a majority in interest of the Holders whose Registrable Securities are to be included in the applicable Registration Statement as their representative, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants retained by the Holders, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably requested by any of the foregoing and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Holder) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in any Registration Statement (in which event the Company shall promptly make appropriate public disclosure thereof unless such misstatement or omission relates to events set forth in the last sentence of
Section 2.1 which would allow the Company to postpone the filing or effectiveness of a Registration Statement in which event the Inspectors will be so notified and public disclosure of such misstatement or omission will occur as soon as practicable but no later than six months from the date the Inspectors are so notified)), (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal

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process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Person). The Company shall not be required to disclose any confidential information in such Records to any Inspector until such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section
3.11. Each Holder agrees that it shall, upon learning that disclosure of such Records are sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing in this Section 3.11 shall be deemed to limit a Holder's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

     3.12 The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws,
(b) the disclosure of such information is necessary to avoid or correct a material misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Holder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.13 The Company shall cooperate with the Holders who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Holders may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Holders may request.

     3.14 At the request of any Holder, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the description of the plan of distribution set forth in such Registration Statement.

     3.15 The Company shall comply with all applicable laws related to the applicable Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities

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Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

     3.16 The Company shall take all such other actions as any Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

SECTION 4. OBLIGATIONS OF THE HOLDERS.

     In connection with the registration of the Registrable Securities, a Holder shall have the following obligations:

     4.1 Such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least 10 business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder.

     4.2 Each Holder, by such Holder's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Registrable Securities from the applicable Registration Statement.

     4.3 Each Holder whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Holder shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.4 Each Holder agrees to notify the Company promptly, but in any event within five business days after the date on which all Registrable Securities covered by a Registration Statement that are owned by such Holder have been sold by such Holder, if such date is prior to the expiration of the Registration Period, so that the Company may comply with its obligation to terminate such Registration Statement in accordance with Item 512(a)(3) of Regulation S-K.

     4.5 Each Holder agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

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     4.6  No Holder may participate in any underwritten distribution pursuant to a Registration Statement under Sections 2.1 or 2.2 unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 2.3.

SECTION 5. INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     5.1 The Company agrees to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, employees, trustees, beneficiaries, partners, attorneys and agents and each Person who controls (within the meaning of the Securities Act) such holder or such an other indemnified Person against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or a fact necessary to make the statements therein not misleading, except insofar as the same are caused by and contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering and without limiting any of the Company's other obligations under this Agreement, the Company shall indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of the Securities Act) such underwriters or such other indemnified Person to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1, as it pertains to any preliminary or final prospectus, shall not inure to the benefit of any indemnified Person if the untrue statement or omission of material fact contained in the preliminary or final prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such indemnified Person, notwithstanding such advice, used such incorrect prospectus.

     5.2 In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing information regarding such Holder's ownership of Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall indemnify the Company, its directors, officers, employees and agents and each Person who controls (within the meaning of the Securities Act) the Company or such other indemnified Person against any losses, claims, damages, liabilities and expenses (including with respect to any claim for indemnification hereunder asserted by any other indemnified Person) resulting from any untrue or alleged untrue statement of material fact

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contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by such Holder; provided that the obligation to indemnify will be several, not joint and several, among Holders and the liability of each such Holder will be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

     5.3 Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which its seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation under this Section 5, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice.

     5.4 In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld).

     5.5 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities.

SECTION 6. MISCELLANEOUS.

     6.1 ENFORCEABILITY/SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such

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jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     6.2 REMEDIES. The Parties shall be entitled to enforce their rights under this Agreement specifically or to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company or the Holder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     6.3 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the Parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the Parties.

     6.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles.

     6.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, and all of which taken together constitute one and the same instrument.

     6.6 HEADINGS. The section headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     6.7 NOTICES. All notices, demands, requests and other communications to any party hereunder shall be in writing, shall be given to the Company at the address set forth below and to the Investor subject to this Agreement at such addresses as set forth on Schedule A attached hereto or at such other address as shall be furnished by any party by like notice to the others. Each such notice, request or other communication shall be deemed to have been duly given (i) as of the date of delivery, if delivered personally, (ii) upon the next business day when delivered during normal business hours to a recognized overnight courier service, such as Federal Express for next business day delivery, or (iii) on the business day of receipt if sent by facsimile (with confirmation of receipt).

     The Company's address is:

               c/o Amortibanc Management, L.C.
               5115 N. Scottsdale Rd., Suite 101
               Scottsdale, AZ 85250

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               Attn: Jay Torok
               Fax: (480) 949-6007

     6.8 AMENDMENT AND WAIVER. Except as otherwise provided herein, no amendment or waiver of any provision of this Agreement shall be effective against the Company or any the Investor unless such amendment or waiver is approved in writing by the Company and Holders of a majority of the Registrable Securities. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

                  [Remainder of page left blank intentionally]


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     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


                                        GREAT WESTERN LAND AND RECREATION, INC.

                                        By:
                                            ---------------------------------
                                            Jay N. Torok
                                            President



                                        INVESTOR:

                                        AMORTIBANC MANAGEMENT, L.C.

                                        By:
                                            ---------------------------------
                                            Jay N. Torok
                                            President


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                                   SCHEDULE A

                               INVESTOR'S ADDRESS

c/o Amortibanc Management, L.C.
5115 N. Scottsdale Rd., Suite 101
Scottsdale, AZ 85250
Attn: Jay Torok
Fax: (480) 949-6007


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